Goldman Sachs Funds
CORESM TAX — MANAGED EQUITY FUND Annual Report December 31, 2002

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND
Market Overview
Dear Shareholder:
Despite a mild economic recovery, a confluence of events served to drag down the global equity markets in 2002. Barring major or prolonged geopolitical events, the fundamentals are in place for moderate economic and corporate profit growth in 2003. This could set the stage for more favorable equity returns, and consequently lower expectations for the bond market.
An Uneven Economic Rebound
As the fiscal year began in January 2002, the events of September 11, 2001 continued to reverberate throughout the world. However, based on initial estimates, the U.S. economy’s average growth rate was 2.4% in 2002, following its anemic 0.3% rise in 2001.
While economic expansion was a welcome relief, growth rates were uneven at best. During the first quarter of 2002, the U.S. gross domestic product (“GDP”) grew a strong 5.0% annual rate. Unfortunately, this positive news was overshadowed by a series of highly publicized accounting scandals, geopolitical concerns, and stock market volatility. These factors served to drag the economy down, with GDP slowing to a 1.3% annual rate during the second quarter. The economy displayed renewed strength during the third quarter, with solid consumer spending and a buoyant housing market helping GDP to rise 4.0%. However, during the last three months of the year, the initial growth estimate for GDP was a weak 0.7%. The prospects for war with Iraq, escalating tensions with North Korea, a slowdown in auto sales, and tepid holiday spending all hurt the economy. Acknowledging that consumer and business confidence was wavering, the Federal Reserve Board moved into action in early November by lowering the federal funds rate to 1.25%, a 41-year low.
Equities Fall Sharply
Overall, the global equity markets posted disappointing results during the reporting period. In the U.S., the S&P 500 Index fell 22.1% in 2002 — its worst performance since 1974. This also marked the third consecutive year that equities declined — the first such occurrence since 1939-1941. The market’s downturn was widespread as every sector in the S&P 500 Index declined, with Technology stocks registering the weakest performance.
The decline in the equity markets can not be attributed to a single factor but rather a confluence of negative events that collectively undermined investor confidence. These included the threat of terrorism, weak corporate profits, accounting scandals, concerns about allegations of conflicts of interest among Wall Street investment banking businesses and equity research analysts, overall market volatility, and the increasing likelihood of war in Iraq.
As they did in 2001, the equity markets rallied during the fourth quarter of 2002. After reaching a five-year low in October, stock prices rose sharply as much of the negative news appeared to be priced into the market. Investors were also encouraged by better-than-expected NOT FDIC-INSURED third quarter earnings reports. Unfortunately, it was a case of “too little, too late” to erase the May Lose Value market’s previous weakness. No Bank Guarantee

Long-term after-tax growth of capital GOLDMAN SACHS CORESM TAX — MANAGED EQUITY FUND
Outlook: Reasons for Optimism
We believe the fundamentals are in place for the economic recovery to continue in 2003 and help drive stock prices higher. Consumers remain resilient and other positive forces for growth could come from increased spending in the government sector and a rebuilding of inventories. We are also encouraged by recent reports that corporate investments appear to be rising. After falling steadily since the fourth quarter of 2000, business spending rose 1.5% during the fourth quarter of 2002. In particular, computer and software expenditures rose sharply. We expect business investment and hiring to accelerate as corporate profits return.
We also believe that several of the negative factors that hurt the economy and stock prices in 2002 may be less of an issue in 2003.
Corporate Profits— Corporate profits from current operations have risen from their trough of late 2001. We’ve also seen corporate balance sheets improve and labor productivity increase at a good pace.
Accounting Irregularities— There have been dramatic steps taken by regulators designed to improve the area of corporate accounting. We believe the enactment of laws requiring cleaner and more complete corporate disclosures have set the stage for reduced investor cynicism and lower risk aversion.
Inventories— The major imbalances in inventories that inhibited growth in 2000 and 2001 have been removed. This could lead to increased production in 2003.
Deflation—Certain sectors, such as Technology, have experienced steep price declines. However, we are relatively unconcerned about widespread deflation as falling goods prices have slowed in recent quarters.
We recognize that there remain several risks that could adversely affect the economy and equity markets in 2003. As we write this letter, the timeline regarding a war with Iraq is drawing to a critical point. A prolonged military conflict could lead to sharply higher oil prices and curtail both consumer and business spending. Increased terrorist activity could also be extremely unsettling. Finally, rising unemployment could cause consumer confidence to suffer.
In summary, while risks exist, the fundamentals are in place for moderate economic and corporate profit growth in 2003. This could set the stage for more favorable equity returns and, consequently, lower expectations for the bond market.
As always, we appreciate your investment in the Goldman Sachs Funds and look forward to continuing to serve your financial needs in the years to come.
Sincerely,
David W. Blood Head, Goldman Sachs Asset Management
February 3, 2003

GOLDMAN SACHS CORE℠ TAX-MANAGED EQUITY FUND

What Differentiates the Goldman Sachs CORE Tax-Management Process?

In managing money for many of the world's wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs CORE Tax-Managed Equity Fund, investors can access Goldman Sachs' tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs' CORE investment process is a disciplined quantitative approach that has been consistently applied since 1989. With this Fund, CORE is enhanced with an additional layer that seeks to maximize after-tax returns.

1 CORE STOCK SELECTION

Step 1: Quantitative Analysis

- Comprehensive
- Rigorous
- Objective

Step 2: Qualitative Analysis

- Extensive
- Fundamental
- Insightful

Advantage: Daily analysis of more than 3,000 U.S. equity securities using a proprietary model

2 CORE PORTFOLIO CONSTRUCTION

- Benchmark driven
- Sector and size neutral
- Tax optimized

Tax optimization is an additional layer that is built into the existing CORE investment process — **a distinct advantage.** While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of CORE seeks to maximize after-tax returns — **the true objective of every taxable investor.**

Advantage: Value added through stock selection -- not market timing, industry rotation or style bias

RESULT

- A fully invested, style–consistent portfolio
- Broad access to the total U.S. equity market
- A consistent goal of maximizing after-tax risk-adjusted returns

3

GOLDMAN SACHS CORE℠ TAX-MANAGED EQUITY FUND

Fund Basics

as of December 31, 2002

Assets Under Management

$90.4 Million

Number of Holdings

232

NASDAQ SYMBOLS

Class A Shares

GCTAX

Class B Shares

GCTBX

Class C Shares

GCTCX

Institutional Shares

GCTIX

Service Shares

GCTSX

PERFORMANCE REVIEW

January 1, 2002–December 31, 2002	Fund Total Return (based on NAV)[1]	Russell 3000 Index[2]
Class A	-20.83%	-21.54%
Class B	-21.43	-21.54
Class C	-21.36	-21.54
Institutional	-20.48	-21.54
Service	-21.01	-21.54

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/02	Class A	Class B	Class C	Institutional	Service
One Year	-25.18%	-25.36%	-22.14%	-20.48%	-21.01%
Since Inception (4/3/00)	-17.24	-17.08	-16.18	-15.20	-15.64

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 12/31/02[4]

Holding	% of Total Net Assets	Line of Business
Johnson & Johnson	2.8%	Drugs
Microsoft Corp.	2.8	Computer Software
Bank of America Corp.	2.7	Banks
The Procter & Gamble Co.	2.7	Home Products
Exxon Mobil Corp.	2.0	Energy Resources
Citigroup, Inc.	2.0	Banks
Wal-Mart Stores, Inc.	1.8	Department Stores
Pfizer, Inc.	1.7	Drugs
General Electric Co.	1.7	Financial Services
Entergy Corp.	1.6	Electrical Utilities

[4] *The top 10 holdings may not be representative of the Fund's future investments.*

4

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/02 Since Inception Class A Shares One Year (4/3/00)
Returns before taxes* -25.18% -17.24% Returns after taxes on distributions** -25.18 -17.28 Returns after taxes on distributions*** -15.46 -13.31 and sale of Fund shares As of December 1, 2001, the mutual fund industry is required to provide standardized after-tax performance in sales literature for funds that either include other forms of after-tax performance in their sales literature or portray themselves as being managed to limit the effect of taxes on performance. Above are standardized after-tax returns for Class A Shares of the Goldman Sachs CORE Tax-Managed Equity Fund to which the new requirement applies. The after-tax returns for Class B, Class C, Institutional and Service Shares will vary. Standardized after-tax returns assume reinvestment of all distributions at net asset value and reflect a maximum initial sales charge of 5.5% for Class A Shares. The returns are calculated using the historical highest individual federal marginal income tax rates (38.6% for ordinary income dividends and 20% for long-term capital gain distributions) and do not reflect state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. * Returns before taxes do not reflect taxes on distributions on the Fund’s Class A Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you. ** Returns after taxes on distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period. *** Returns after taxes on distributions and sale of Fund shares reflect taxes paid on the Fund’s Class A Shares and taxes applicable when the investment is redeemed (sold) by you.

4Performance Overview
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs CORE Tax-Managed Equity Fund during the one-year reporting period that ended December 31, 2002.
Performance Review
For the one-year period that ended December 31, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -20.83%, -21.43%, -21.36%, -20.48%, and -21.01%, respectively. These returns compare to the -21.54% cumulative total return of the Fund’s benchmark, the Russell 3000 Index.
It was a difficult year in 2002 for equity markets as the world economy continued to be plagued by political uncertainty and financial scandals. The Quantitative Equity Investment Team does not utilize market timing strategies and typically constructs portfolios to have industry exposures, size, and style characteristics that are very similar to their respective benchmarks. As a result, the Fund was down significantly in absolute terms along with the Index. However, the Fund did outperform its benchmark over the period on a relative basis.
While Telecommunications was the biggest loser in absolute terms for the Fund (down over 42.0% during 2002), no sector — in either the Fund or the benchmark — posted a positive return for the period. The heavily weighted Technology and Financial sectors, down 31.2% and 42.4%, respectively, were by far the biggest contributors (weight times performance) to the Fund’s decline.
In terms of individual stocks, the biggest contributors on the downside included Financial holdings Citigroup, Inc. (down 24.3%; 2.0% of the portfolio), General Electric Co. (down 37.7%; 1.7% of the portfolio), and Nationwide Financial Services, Inc. (down 29.8%; 0.1% of the portfolio). In the Technology sector Intel Corp. (down 50.4%; 0.2% of the portfolio), International Business Machines Corp. (down 35.5%; 0.8% of the portfolio) and Avnet, Inc. (down 57.5%; 0.1% of the portfolio) detracted from results.
All the CORE themes were successful during the period. Profitability was the strongest contributor, as investors rewarded companies with high profit margins and good operating efficiency. Our momentum theme followed closely in terms of contributing to the Fund’s returns. Valuation, which assesses how inexpensive a stock is relative to its industry peers, also helped boost returns, while fundamental research and earnings quality were flatter but still positive overall.
Portfolio Positioning
The CORE Tax-Managed Equity Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market. The Fund’s Index includes issuers that range in size from large cap to small cap. In managing the CORE products, we do not take size or sector bets. Rather, we seek to add value versus the Fund’s Index by individual stock selection. Our quantitative process seeks out stocks that we believe have good momentum and high expected growth that also appear to be good values (relative to other stocks in the same industry). We prefer stocks favored by fundamental research analysts and less volatile stocks with lower-than-average probability of reporting disappointing earnings. Our portfolio construction process integrates tax considerations into investment decisions with the goal of maximizing after-tax return.
While the majority of the Fund’s holdings were down along with the market, a number of holdings generated positive returns during the reporting period. Some examples of particularly strong contributors included:
Technology stocks—An overweight in Lockheed Martin Corp. and underweights in Sun Microsystems and Oracle Corp.
Health Care stocks—An underweight in Bristol Myers Squibb Co., and overweights in UnitedHealth Group, Inc. and Henry Schein, Inc.
Portfolio Outlook
Looking ahead, we continue to believe that cheaper stocks should outpace more expensive stocks and good momentum stocks should do better than poor momentum stocks. We also prefer names favored by fundamental research analysts and companies that are profitable and have sustainable earnings. As such, we anticipate that the Fund will remain fully invested and expect that the value added over time will be due to stock selection as opposed to sector or size allocations.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Quantitative Equity Investment Team
New York, January 9, 2003

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Performance Summary
December 31, 2002

The following graph shows the value as of December 31, 2002, of a $10,000 investment made on April 3, 2000 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs CORE Tax-Managed Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales loads.

CORE Tax-Managed Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, with dividends reinvested, from April 3, 2000 to December 31, 2002.

Average Annual Total Return through December 31, 2002	Since Inception	One Year

Class A (commenced April 3, 2000)
Excluding sales charges	-15.53%	-20.83%
Including sales charges	-17.24%	-25.18%

Class B (commenced April 3, 2000)
Excluding contingent deferred sales charges	-16.15%	-21.43%
Including contingent deferred sales charges	-17.08%	-25.36%

Class C (commenced April 3, 2000)
Excluding contingent deferred sales charges	-16.18%	-21.36%
Including contingent deferred sales charges	-16.18%	-22.14%

Institutional Class (commenced April 3, 2000)	-15.20%	-20.48%

Service Class (commenced April 3, 2000)	-15.64%	-21.01%

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Investments
December 31, 2002

Shares	Description	Value
Common Stocks – 99.3%

Airlines – 0.1%
4,500	Alaska Air Group, Inc.*	$97,425

Apparel – 0.1%
11,500	Skechers U.S.A., Inc.*	97,635

Banks – 11.4%
35,600	Bank of America Corp.	2,476,692
11,500	Bank One Corp.	420,325
4,251	BB&T Corp.	157,245
5,670	Charter One Financial, Inc.	162,899
50,300	Citigroup, Inc.	1,770,057
11,500	Commerce Bancorp, Inc.	496,685
2,600	Corus Bankshares, Inc.	113,516
2,600	Fifth Third Bancorp	152,230
17,800	FleetBoston Financial Corp.	432,540
26,200	J.P. Morgan Chase & Co.	628,800
21,000	KeyCorp	527,940
17,600	Marshall & Ilsley Corp.	481,888
17,250	Union Planters Corp.	485,415
27,400	Wachovia Corp.	998,456
21,700	Wells Fargo & Co.	1,017,079

		10,321,767

Biotechnology – 2.7%
13,440	Amgen, Inc.*	649,689
6,300	Applera Corp. — Applied Biosystems Group	110,502
8,300	Biogen, Inc.*	332,498
8,800	Celgene Corp.*	188,936
3,200	Cephalon, Inc.*	155,738
3,800	Charles River Laboratories International, Inc.*	146,224
6,100	Chiron Corp.*	229,360
7,100	Genentech, Inc.*	235,436
7,900	Gilead Sciences, Inc.*	268,600
5,200	Techne Corp.*	148,554

		2,465,537

Brokers – 1.6%
7,700	Merrill Lynch & Co., Inc.	292,215
19,700	The Bear Stearns Companies, Inc.	1,170,180

		1,462,395

Chemicals – 1.4%
2,700	Brady Corp.	90,045
5,500	Cabot Corp.	145,970
5,900	Carlisle Cos., Inc.	244,142
6,900	Great Lakes Chemical Corp.	164,772
11,875	Monsanto Co.	228,594
20,500	The Goodyear Tire & Rubber Co.	139,605
4,700	The Scotts Co.*	230,488

		1,243,616

Clothing – 0.2%
8,800	Limited Brands	122,584
1,700	Payless ShoeSource, Inc.*	87,499

		210,083

Computer Hardware – 3.9%
25,000	Cisco Systems, Inc.*	327,500
49,000	Dell Computer Corp.*	1,310,260
51,358	Hewlett-Packard Co.	891,575
46,200	Ingram Micro, Inc.*	570,570
5,800	Jabil Circuit, Inc.*	103,936
2,300	Lexmark International, Inc.*	139,150
15,800	Maxtor Corp.*	79,948
20,300	Western Digital Corp.*	129,717

		3,552,656

Computer Software – 5.4%
6,400	Acxiom Corp.*	98,432
7,500	BMC Software, Inc.*	128,325
16,600	Cadence Design Systems, Inc.*	195,714
20,100	Computer Associates International, Inc.	271,350
5,200	Intergraph Corp.*	92,352
9,100	International Business Machines Corp.	705,250
12,100	J.D. Edwards & Co.*	136,488
48,900	Microsoft Corp.*	2,528,130
52,800	Oracle Corp.*	570,240
6,900	Sybase, Inc.*	92,460
8,300	The Titan Corp.*	86,320

		4,905,061

Construction – 0.1%
4,400	Butler Manufacturing Co.	85,140

Defense/ Aerospace – 0.4%
4,700	ITT Industries, Inc.	285,243
1,600	Lockheed Martin Corp.	92,400

		377,643

Department Stores – 3.3%
7,200	Family Dollar Stores, Inc.	224,712
20,300	J. C. Penney Co., Inc.	467,103
12,300	Saks, Inc.*	144,402
15,200	ShopKo Stores, Inc.*	189,240
12,100	Target Corp.	363,000
32,200	Wal-Mart Stores, Inc.	1,626,422

		3,014,879

Drugs – 9.4%
3,400	Abbott Laboratories	136,000
4,719	AmerisourceBergen Corp.	256,289
17,000	Cardinal Health, Inc.	1,006,230
4,500	Forest Laboratories, Inc.*	441,990
3,100	IDEXX Laboratories, Inc.*	101,835
47,800	Johnson & Johnson	2,567,338
20,900	McKesson Corp.	564,927
18,900	Merck & Co., Inc.	1,069,929
51,700	Pfizer, Inc.	1,580,469
15,100	Pharmacia Corp.	631,180
3,500	Wyeth	130,900

		8,487,087

9      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Electrical Equipment – 0.8%
21,700	Anixter International, Inc.*	$504,525
10,100	Plexus Corp.*	88,678
7,700	UTStarcom, Inc.*	152,691

		745,894

Electrical Utilities – 2.7%
4,300	Constellation Energy Group, Inc.	119,626
24,900	Edison International*	295,065
4,600	Energy East Corp.	101,614
30,800	Entergy Corp.	1,404,172
3,112	Exelon Corp.	164,220
23,200	PG&E Corp.*	322,480

		2,407,177

Energy Resources – 3.6%
17,486	ConocoPhillips	846,148
50,700	Exxon Mobil Corp.	1,771,458
17,600	Occidental Petroleum Corp.	500,720
6,400	Westport Resources Corp.*	133,120

		3,251,446

Entertainment – 1.4%
31,600	Viacom, Inc. Class B*	1,288,016

Environmental Services – 0.4%
4,800	Republic Services, Inc.*	100,704
9,600	Waste Management, Inc.	220,032

		320,736

Financial Services – 4.2%
23,500	American Express Co.	830,725
3,500	Brown & Brown, Inc.	113,120
4,600	Clark/Bardes, Inc.*	88,550
1,700	Fannie Mae	109,361
1,600	Freddie Mac	94,480
63,600	General Electric Co.	1,548,660
2,300	Marsh & McLennan Cos., Inc.	106,283
22,800	MBNA Corp.	433,656
5,000	New Century Financial Corp.	126,950
22,300	Providian Financial Corp.*	144,727
5,400	The Dun & Bradstreet Corp.*	186,246

		3,782,758

Food & Beverage – 4.2%
11,200	Archer-Daniels-Midland Co.	138,880
18,300	ConAgra Foods, Inc.	457,683
4,600	Interstate Bakeries Corp.	70,150
31,700	Kraft Foods, Inc.	1,234,081
13,500	PepsiAmericas, Inc.	181,305
20,000	SYSCO Corp.	595,800
2,200	The Coca-Cola Co.	96,404
212	The J.M. Smucker Co.	8,440
17,500	The Pepsi Bottling Group, Inc.	449,750
51,833	Tyson Foods, Inc.	581,566

		3,814,059

Forest – 0.7%
4,700	Boise Cascade Corp.	118,534
5,100	Chesapeake Corp.	91,035
4,700	MeadWestvaco Corp.	116,137
9,800	Pactiv Corp.*	214,228
2,300	Weyerhaeuser Co.	113,183

		653,117

Gas Utilities – 0.3%
14,100	ONEOK, Inc.	270,720

Gold – 0.1%
5,500	Freeport-McMoRan Copper & Gold, Inc. Class B*	92,290

Heavy Electrical – 0.8%
1,300	3M Co.	160,290
8,900	EMCOR Group, Inc.*	471,789
2,100	Woodward Governor Co.	91,350

		723,429

Home Products – 4.2%
14,400	Colgate-Palmolive Co.	754,992
13,200	The Clorox Co.	544,500
28,800	The Procter & Gamble Co.	2,475,072

		3,774,564

Hotel – 0.1%
7,400	FelCor Lodging Trust, Inc.	84,656

Industrial Parts – 1.2%
4,600	A.O. Smith Corp.	124,246
5,850	Graco, Inc.	167,602
10,800	Hughes Supply, Inc.	295,056
3,500	Textron, Inc.	150,465
6,900	W.W. Grainger, Inc.	355,695

		1,093,064

Industrial Services – 0.1%
2,900	Manpower, Inc.	92,510

Information Services – 1.8%
11,200	BearingPoint, Inc.*	77,280
23,800	First Data Corp.	842,758
4,400	Global Payments, Inc.	140,844
14,500	Moody’s Corp.	598,705

		1,659,587

Internet – 0.3%
2,100	Expedia, Inc.*	140,553
2,900	Hotels.com*	158,427

		298,980

Leisure – 0.9%
5,200	Eastman Kodak Co.	182,208
8,900	Harley-Davidson, Inc.	411,180
1,500	Polaris Industries, Inc.	87,900
5,100	Regal Entertainment Group	109,242

		790,530

The accompanying notes are an integral part of these financial statements.      10

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Investments (continued)
December 31, 2002

Shares	Description	Value
Common Stocks – (continued)

Life Insurance – 2.2%
5,600	Aetna, Inc.	$230,272
12,300	MetLife, Inc.	332,592
3,100	Nationwide Financial Services, Inc.	88,815
38,500	Prudential Financial, Inc.	1,221,990
2,400	StanCorp Financial Group, Inc.	117,240

		1,990,909

Media – 4.0%
105,900	AOL Time Warner, Inc.*	1,387,290
21,519	Comcast Corp.*	507,203
3,900	Cox Radio, Inc.*	88,959
36,800	Fox Entertainment Group, Inc.*	954,224
14,800	Hearst-Argyle Television, Inc.*	356,828
10,000	PanAmSat Corp.*	146,400
6,200	USA Interactive*	142,104

		3,583,008

Medical Products – 1.4%
5,400	Cyberonics, Inc.*	99,360
12,400	Henry Schein, Inc.*	558,000
4,300	Patterson Dental Co.*	188,082
2,500	Stryker Corp.	167,800
4,900	Varian, Inc.*	140,581
3,200	Zimmer Holdings, Inc.*	132,864

		1,286,687

Medical Providers – 1.6%
14,100	Humana, Inc.*	141,000
5,900	PacifiCare Health Systems, Inc.*	165,790
13,800	UnitedHealth Group, Inc.	1,152,300

		1,459,090

Mining – 0.6%
11,300	Cleveland-Cliffs, Inc.*	224,305
8,100	Owens-Illinois, Inc.*	118,098
31,700	USEC, Inc.	190,834

		533,237

Motor Vehicle – 3.0%
38,500	AutoNation, Inc.*	483,560
27,100	Ford Motor Co.	252,030
21,400	General Motors Corp.	788,804
12,000	Johnson Controls, Inc.	962,040
1,700	Oshkosh Truck Corp.	104,550
17,800	Visteon Corp.	123,888

		2,714,872

Office Industrial – 0.9%
33,800	Equity Office Properties Trust	844,324

Oil Refining – 1.1%
2,100	ChevronTexaco Corp.	139,608
23,100	Valero Energy Corp.	853,314

		992,922

Oil Services – 1.2%
38,600	Transocean, Inc.	895,520
11,200	Universal Compression Holdings, Inc.*	214,256

		1,109,776

Other REIT – 0.4%
4,900	Annaly Mortgage Management, Inc.	92,120
9,500	ProLogis Trust	238,925

		331,045

Property Insurance – 2.7%
7,562	American International Group, Inc.	437,462
2,000	American National Insurance Co.	164,040
10,000	Cincinnati Financial Corp.	375,500
13,400	CNA Financial Corp.*	343,040
1,573	Fidelity National Financial, Inc.	51,641
16,500	First American Corp.	366,300
12,100	Loews Corp.	537,966
11,000	Travelers Property Casualty Corp. Class B*	161,150

		2,437,099

Publishing – 0.5%
9,000	Deluxe Corp.	378,900
2,600	Pulitzer, Inc.	116,870

		495,770

Railroads – 0.4%
9,700	CSX Corp.	274,607
6,900	Kansas City Southern Industries, Inc.*	82,800

		357,407

Restaurants – 0.5%
15,100	ARAMARK Corp. Class B*	354,850
2,400	Brinker International, Inc.*	77,400

		432,250

Securities/ Asset Management – 1.1%
5,800	BlackRock, Inc.*	228,520
13,700	Lehman Brothers Holdings, Inc.	730,073

		958,593

Semiconductors – 2.6%
17,800	Advanced Micro Devices, Inc.*	114,988
8,300	Analog Devices, Inc.*	198,121
24,600	Applied Materials, Inc.*	320,538
15,100	Arrow Electronics, Inc.*	193,129
9,400	Avnet, Inc.*	101,802
7,800	Benchmark Electronics, Inc.*	223,548
8,800	Integrated Circuit Systems, Inc.*	160,600
13,600	Intel Corp.	211,752
26,800	LSI Logic Corp.*	154,636
17,800	SanDisk Corp.*	361,340
26,500	Vishay Intertechnology, Inc.*	296,270

		2,336,724

11      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Specialty Retail – 1.5%
3,600	CVS Corp.	$89,892
5,000	Lowe’s Companies, Inc.	187,500
10,000	Office Depot, Inc.*	147,600
23,600	OfficeMax, Inc.*	118,000
33,900	Staples, Inc.*	620,370
6,700	The Home Depot, Inc.	160,532

		1,323,894

Telecommunications Equipment – 0.1%
11,000	Motorola, Inc.	95,150

Telephone – 3.1%
8,420	AT&T Corp.	219,846
6,200	BellSouth Corp.	160,394
15,400	IDT Corp.*	266,266
15,000	SBC Communications, Inc.	406,650
36,700	Sprint Corp.	531,416
30,400	Verizon Communications, Inc.	1,178,000

		2,762,572

Tobacco – 0.6%
4,700	Loews Corp. – Carolina Group	95,269
8,400	R.J. Reynolds Tobacco Holdings, Inc.	353,724
2,300	Universal Corp.	85,008

		534,001

Truck Freight – 0.9%
13,600	Airborne, Inc.	201,688
3,200	FedEx Corp.	173,504
6,400	United Parcel Service, Inc. Class B	403,712

		778,904

Wireless – 1.1%
10,000	ALLTEL Corp.	510,000
23,800	AT&T Wireless Services, Inc.*	134,470
13,200	United States Cellular Corp.*	330,264

		974,734

TOTAL COMMON STOCKS
(Cost $86,086,580)		$89,797,425

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.9%

Joint Repurchase Agreement Account II^
$800,000	1.25%	01/02/2003	$800,000
Maturity Value: $800,056

TOTAL REPURCHASE AGREEMENT
(Cost $800,000)			$800,000

TOTAL INVESTMENTS BEFORE SECURITIES
LENDING COLLATERAL
(Cost $86,886,580)			$90,597,425

Shares	Description	Value
Securities Lending Collateral – 0.3%

228,000	Boston Global Investment Trust – Enhanced Portfolio	$228,000

TOTAL SECURITIES LENDING COLLATERAL
(Cost $228,000)		$228,000

TOTAL INVESTMENTS
(Cost $87,114,580)		$90,825,425

*	Non-income producing security
^	Joint repurchase agreement was entered into on December 31, 2002.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.      12

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Assets and Liabilities
December 31, 2002

Assets:

Investment in securities, at value (identified cost $86,886,580)	$90,597,425
Securities lending collateral, at value (which approximates cost)	228,000
Cash(a)	219,935
Receivables:
Fund shares sold	135,342
Dividends	86,938
Reimbursement from investment adviser	10,575
Variation margin	945
Securities lending income	244

Total assets	91,279,404

Liabilities:

Payables:
Fund shares repurchased	484,294
Payable upon return of securities loaned	228,000
Amounts owed to affiliates	123,701
Accrued expenses and other liabilities	61,587

Total liabilities	897,582

Net Assets:

Paid-in capital	146,880,855
Accumulated net realized loss on investment and futures transactions	(60,197,368)
Net unrealized gain on investments and futures	3,698,335

NET ASSETS	$90,381,822

Net asset value, offering and redemption price per share:(b)
Class A	$6.27
Class B	$6.16
Class C	$6.15
Institutional	$6.33
Service	$6.24

Shares outstanding:
Class A	6,066,694
Class B	3,905,795
Class C	3,532,520
Institutional	926,615
Service	116,741

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	14,548,365

(a)	Includes restricted cash of $102,000 relating to initial margin requirements on futures transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $6.63. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

13      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statement of Operations
For the Year Ended December 31, 2002

Investment income:

Dividends (Including securities lending income of $3,019)	$1,661,693

Total income	1,661,693

Expenses:

Management fees	910,289
Distribution and Service fees(a)	726,321
Transfer Agent fees(b)	214,775
Custodian fees	125,959
Printing fees	69,869
Registration fees	69,537
Professional fees	36,718
Trustee fees	10,286
Service Share fees	3,965
Other	34,022

Total expenses	2,201,741

Less — expense reductions	(262,021)

Net expenses	1,939,720

NET INVESTMENT LOSS	(278,027)

Realized and unrealized loss on investment and futures transactions:

Net realized loss from:
Investment transactions	(23,546,471)
Futures transactions	(136,347)
Net change in unrealized gain (loss) on:
Investments	(5,494,674)
Futures	(8,682)

Net realized and unrealized loss on investment and futures transactions	(29,186,174)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(29,464,201)

(a)	Class A, Class B and Class C had Distribution and Service fees of $127,284, $314,920, and $284,117, respectively.
(b)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $96,736, $59,835, $53,982, $3,905 and $317, respectively.

The accompanying notes are an integral part of these financial statements.      14

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	December 31,	December 31,
	2002	2001

From operations:

Net investment loss	$(278,027)	$(465,188)
Net realized loss on investment and futures transactions	(23,682,818)	(23,250,859)
Net change in unrealized gain on investments and futures	(5,503,356)	7,094,288

Net decrease in net assets resulting from operations	(29,464,201)	(16,621,759)

Distributions to shareholders:

From net investment income
Class A Shares	—	(198,841)
Class B Shares	—	(14,075)
Class C Shares	—	(34,216)
Institutional Shares	—	(42,111)
Service Shares	—	(3,130)

Total distributions to shareholders	—	(292,373)

From share transactions:

Proceeds from sales of shares	17,145,617	71,948,539
Reinvestment of dividends and distributions	—	241,129
Cost of shares repurchased	(41,651,406)	(47,817,377)

Net increase (decrease) in net assets resulting from share transactions	(24,505,789)	24,372,291

TOTAL INCREASE (DECREASE)	(53,969,990)	7,458,159

Net assets:

Beginning of year	144,351,812	136,893,653

End of year	$90,381,822	$144,351,812

15      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Notes to Financial Statements
December 31, 2002

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs CORE Tax-Managed Equity Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the Nasdaq system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of investments are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes and reclaims where applicable. Interest income is determined on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

D. Expenses — Expenses incurred by the Trust which do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans.

E. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2002

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (“the Agreement”) Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund. Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.75% of the average daily net assets of the Fund.
     Goldman Sachs has voluntarily agreed to limit “Other Expenses” for the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees and expenses, litigation and indemnification costs, taxes, interest, brokerage commissions, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed 0.05% of the average daily net assets of the Fund. For the year ended December 31, 2002, GSAM reimbursed approximately $262,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended December 31, 2002, the Custody fees were reduced by approximately $30 under such arrangements.
     Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended December 31, 2002, Goldman Sachs has advised the Fund that it retained approximately $17,000, $100 and $0 respectively, for Class A, Class B and Class C Shares.
     The Trust, on behalf of the Fund’s Class A, Class B and Class C Shares, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution and personal and account maintenance services. Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to receive a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Class B or Class C Shares.
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively, (on an annualized basis), of the average daily net asset value of the Service Shares.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such Transfer Agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     At December 31, 2002, the amounts the Fund owed to affiliates were approximately $60,000, $49,000 and $15,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended December 31, 2002, were $98,760,254 and $123,381,731, respectively.
     For the year ended December 31, 2002, Goldman Sachs earned approximately $7,000 of brokerage commissions from portfolio transactions including futures transactions executed on behalf of the Fund.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, or seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange.

     Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss. At December 31, 2002, the following futures contracts were open as follows:

	Number of			Unrealized
Type	Contracts Long	Settlement Month	Market Value	Loss

S&P 500 Index	18	March 2003	$791,010	$(12,510)

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At December 31, 2002, the Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $800,000 in principal amount. At December 31, 2002, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$460,600,000	1.20%	01/02/2003	$460,630,707

Banc of America Securities LLC	750,000,000	1.26	01/02/2003	750,052,500

Barclays Capital PLC	500,000,000	1.25	01/02/2003	500,034,722

Bear Stearns Companies, Inc.	1,000,000,000	1.25	01/02/2003	1,000,069,444

Deutsche Bank Securities, Inc.	500,000,000	1.25	01/02/2003	500,034,722

Greenwich Capital Markets	1,500,000,000	1.25	01/02/2003	1,500,104,167

J.P. Morgan Chase & Co., Inc.	1,000,000,000	1.24	01/02/2003	1,000,068,889

Lehman Brothers	1,400,000,000	1.27	01/02/2003	1,400,098,778

Morgan Stanley	1,579,400,000	1.25	01/02/2003	1,579,509,681

UBS Warburg LLC	2,500,000,000	1.25	01/02/2003	2,500,173,611

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$11,190,000,000			$11,190,777,221

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2002

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended December 31, 2002 is reported parenthetically on the Statement of Operations. A portion of this amount, $114, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended December 31, 2002, BGA earned approximately $500 in fees as securities lending agent. At December 31, 2002, the Fund loaned securities having a market value of $218,680 collateralized by cash in the amount of $228,000, which was invested in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware business trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. At December 31, 2002, there were no outstanding securities on loan to Goldman Sachs.

7. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended December 31, 2002, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

8. ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2001 was as follows:

Distributions paid from:
Ordinary income	$292,373
Net long-term Capital Gains	—

Total taxable distributions	$292,373

As of December 31, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed Ordinary Income — net	$—
Undistributed long-term capital gains	—

Total undistributed earnings	$—
Capital loss carryforward	(56,757,349)
Timing differences (Post-October losses)	(3,452,525)
Unrealized gains (losses) — net	3,710,841

Total accumulated earnings (losses) — net	$(56,499,033)

Capital loss carryforward years of expiration	2008-2010

At December 31, 2002, the Fund’s aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:

Tax Cost	$86,886,584

Gross unrealized gain	8,128,518
Gross unrealized loss	(4,417,677)

Net unrealized security gain	$3,710,841

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2002

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	December 31, 2002		December 31, 2001

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	904,696	$6,584,099	3,627,402	$29,735,792
Reinvestment of dividends and distributions	—	—	23,357	182,180
Shares repurchased	(2,783,372)	(19,279,799)	(2,916,170)	(24,029,823)

	(1,878,676)	(12,695,700)	734,589	5,888,149

Class B Shares
Shares sold	379,045	2,717,380	1,767,111	14,305,232
Reinvestment of dividends and distributions	—	—	1,550	11,983
Shares repurchased	(1,281,258)	(8,562,931)	(845,396)	(6,620,211)

	(902,213)	(5,845,551)	923,265	7,697,004

Class C Shares
Shares sold	622,245	4,509,100	2,388,966	19,564,209
Reinvestment of dividends and distributions	—	—	3,613	27,858
Shares repurchased	(1,318,831)	(8,839,705)	(1,052,201)	(8,159,810)

	(696,586)	(4,330,605)	1,340,378	11,432,257

Institutional Shares
Shares sold	418,828	3,030,950	947,205	7,898,306
Reinvestment of dividends and distributions	—	—	2,434	19,108
Shares repurchased	(739,683)	(4,859,798)	(1,017,581)	(8,846,563)

	(320,855)	(1,828,848)	(67,942)	(929,149)

Service Shares
Shares sold	41,297	304,088	51,721	445,000
Shares repurchased	(16,083)	(109,173)	(19,861)	(160,970)

	25,214	194,915	31,860	284,030

NET INCREASE (DECREASE)	(3,773,116)	$(24,505,789)	2,962,150	$24,372,291

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

10. CERTAIN RECLASSIFICATIONS

In order to present the capital accounts on a tax basis, the Fund has reclassified $278,027 to accumulated undistributed net investment income and $14 to accumulated net realized loss on investment transactions, respectively, from paid-in capital. These reclassifications have no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in the tax treatment of net operating losses.

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions to
		investment operations			shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	Net asset
	beginning	income	and unrealized	investment	investment	value, end
	of period	(loss)(c)	loss	operations	income	of period

FOR THE YEARS ENDED DECEMBER 31,

2002 - Class A Shares	$7.92	$0.01	$(1.66)	$(1.65)	$—	$6.27
2002 - Class B Shares	7.84	(0.04)	(1.64)	(1.68)	—	6.16
2002 - Class C Shares	7.82	(0.04)	(1.63)	(1.67)	—	6.15
2002 - Institutional Shares	7.96	0.04	(1.67)	(1.63)	—	6.33
2002 - Service Shares	7.90	— (d)	(1.66)	(1.66)	—	6.24

2001 - Class A Shares	8.93	— (d)	(0.99)	(0.99)	(0.02)	7.92
2001 - Class B Shares	8.89	(0.06)	(0.99)	(1.05)	—	7.84
2001 - Class C Shares	8.88	(0.06)	(0.99)	(1.05)	(0.01)	7.82
2001 - Institutional Shares	8.96	0.03	(1.00)	(0.97)	(0.03)	7.96
2001 - Service Shares	8.93	(0.01)	(0.99)	(1.00)	(0.03)	7.90
FOR THE PERIOD ENDED DECEMBER 31,

2000 - Class A Shares (commenced April 3)	10.00	0.04	(1.11)	(1.07)	—	8.93
2000 - Class B Shares (commenced April 3)	10.00	— (d)	(1.11)	(1.11)	—	8.89
2000 - Class C Shares (commenced April 3)	10.00	— (d)	(1.12)	(1.12)	—	8.88
2000 - Institutional Shares (commenced April 3)	10.00	0.13	(1.17)	(1.04)	—	8.96
2000 - Service Shares (commenced April 3)	10.00	0.06	(1.13)	(1.07)	—	8.93

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than a full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

						Ratios assuming no
						expense reductions

	Net assets			Ratio of				Ratio of
	at end of	Ratio of		net investment		Ratio of		net investment		Portfolio
Total	period	net expenses to		income (loss) to		expenses to		income (loss) to		turnover
return(a)	(in 000s)	average net assets		average net assets		average net assets		average net assets		rate

(20.83)%	$38,013	1.26%		0.11%		1.48%		(0.11)%		81%
(21.43)	24,066	2.01		(0.64)		2.23		(0.86)		81
(21.36)	21,711	2.01		(0.64)		2.23		(0.86)		81
(20.48)	5,863	0.86		0.52		1.08		0.30		81
(21.01)	729	1.36		0.03		1.58		(0.19)		81

(11.03)	62,896	1.24		—		1.45		(0.20)		102
(11.78)	37,711	1.99		(0.74)		2.20		(0.95)		102
(11.85)	33,089	1.99		(0.74)		2.20		(0.95)		102
(10.78)	9,933	0.84		0.42		1.05		0.21		102
(11.15)	723	1.34		(0.09)		1.55		(0.30)		102

(10.70)	64,396	1.24	(b)	0.63	(b)	2.03	(b)	(0.16	)(b)	77
(11.10)	34,538	1.99	(b)	(0.03	)(b)	2.78	(b)	(0.82	)(b)	77
(11.20)	25,640	1.99	(b)	(0.05	)(b)	2.78	(b)	(0.84	)(b)	77
(10.40)	11,787	0.84	(b)	1.87	(b)	1.63	(b)	1.08	(b)	77
(10.70)	533	1.34	(b)	0.94	(b)	2.13	(b)	0.15	(b)	77

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees

Goldman Sachs Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs CORE Tax-Managed Equity Fund (one of the funds comprising the Goldman Sachs Trust) (the “Fund”), including the statement of investments, as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs CORE Tax-Managed Equity Fund at December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.

(Ernst & Young LLP)

New York, New York

February 7, 2003

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
	Position(s)	Term of		Portfolios in
	Held with	Office and		Fund Complex	Other
Name,	Goldman Sachs Trust	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	(the “Trust”)[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 60	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998 to present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-Present); Trustee, Citizens Scholarship Foundation of America (since 1998); Director, Private Equity Investors-III and IV (since November 1998) and Equity-Limited Investors II (since April 2002); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (since 2000).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

Patrick T. Harker Age: 44	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (since February 2000); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (since July 1999); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

Mary Patterson McPherson Age: 67	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (since October 1997); Director, Smith College (since 1998); Director, Josiah Macy, Jr. Foundation (health educational programs) (since 1977); Director, Philadelphia Contributionship (insurance) (since 1985); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (since 1993); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (since 1997).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

Wilma J. Smelcer Age: 53	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (since April 2001). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

Richard P. Strubel Age: 63	Trustee	Since 1987	President, COO and Director, Unext, Inc. (provider of educational services via the internet) (since 1999); Director, Cantilever Technologies, Inc. (a private software company) (since 1999); Trustee, The University of Chicago (since 1987); Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); the Northern Mutual Fund Complex (57 Portfolios).

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Interested Trustees

				Number of
	Position(s)	Term of		Portfolios in
	Held with	Office and		Fund Complex	Other
Name,	Goldman Sachs Trust	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Gary D. Black Age: 41	Trustee	Since 2002	Managing Director, Goldman Sachs (since June 2001); President—Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-2002); Executive Vice President, AllianceBernstein (October 2000-June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (January 1999-October 2000) and Senior Research Analyst Sanford Bernstein (February 1992-December 1998). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

*James A. McNamara Age: 39	Trustee & Vice President	Since 2002 Since 2001	Managing Director, Goldman Sachs (since 2000); Director of Institutional Fund Sales, Goldman Sachs Asset Management (GSAM) (April 1998-December 2000); Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).	61	None

			Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

*Alan A. Shuch Age: 53	Trustee	Since 1990	Advisory Director—GSAM (since May 1999); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	61	None

*Kaysie P. Uniacke Age: 41	President & Trustee	Since 2002 Since 2001	President—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2002). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001).	61	None

			Managing Director, Goldman Sachs (since 1997); Assistant Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (1997-2002).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, New York, 10005, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2002, the Trust consisted of 55 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e.,“public companies”) or other investment companies registered under the Investment Company Act of 1940. Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of	Principal Occupation(s)
Name, Address And Age	With the Trust	Time Served[1]	During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 41	President & Trustee	Since 2002 Since 2001	President—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2002). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001).

Managing Director, Goldman Sachs (since 1997); Assistant Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (1997-2002).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 42	Vice President	Since 1997	Managing Director, Goldman Sachs (since October 1999) and Vice President of GSAM (April 1997-December 1999). Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 4900 Sears Tower Chicago, IL 60606 Age: 40	Trustee & Vice President	Since 2002 Since 2001	Managing Director, Goldman Sachs (since 2000); Director of Institutional Fund Sales, Goldman Sachs Asset Management (GSAM) (April 1998-December 2000); Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 38	Treasurer	Since 1997	Vice President, Goldman Sachs (since July 1995). Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2001	Managing Director, Goldman Sachs (since November 2002) Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (since December 1997).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 GOLDMAN SACHS CORESM TAX-MANAGED EQUITY FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders of the Goldman Sachs Trust (the “Trust”) was held on December 16, 2002 (the “Meeting”) for the purpose of electing nine trustees of the Trust.

At the Meeting, Ashok N. Bakhru, Gary D. Black, Patrick T. Harker, James A. McNamara, Mary Patterson McPherson, Alan A. Shuch, Wilma J. Smelcer, Richard P. Strubel and Kaysie P. Uniacke were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Trustee	For	Against	Abstain	Broker Non-Votes

Ashok N. Bakhru	38,115,103,054	0	78,161,501	0

Gary D. Black	38,118,912,965	0	74,351,590	0

Patrick T. Harker	38,118,709,249	0	74,555,307	0

James A. McNamara	38,118,863,514	0	74,401,042	0

Mary Patterson McPherson	38,117,855,582	0	75,408,974	0

Alan A. Schuch	38,117,329,648	0	75,934,908	0

Wilma J. Smelcer	38,117,103,238	0	76,161,317	0

Richard P. Strubel	38,116,893,596	0	76,370,960	0

Kaysie P. Uniacke	38,116,693,245	0	76,571,311	0

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **the Investment Management Division** of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $329.6 billion in assets under management as of December 31, 2002 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
DOMESTIC EQUITY
FIXED INCOME
MONEY MARKET
Lower Risk/Return
Higher Risk/Return
ASSET ALLOCATION PORTFOLIOS
SPECIALTY

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund[†]
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund
- CORE℠ Tax-Managed Equity Fund

Specialty Funds

- Internet Tollkeeper Fund℠
- Real Estate Securities Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds

- High Yield Municipal Fund
- Global Income Fund
- High Yield Fund
- Core Fixed Income Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund[*]
- Enhanced Income Fund

Money Market Funds[1]

[1] *An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.*

The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

[*] *Effective July 1, 2002 the Adjustable Rate Government Fund was renamed the Ultra-Short Duration Government Fund.*

[†] *The Goldman Sachs Concentrated Growth Fund was launched on September 3, 2002.*

GOLDMAN SACHS ASSET MANAGEMENT 32 OLDSLIP,17THFLO OR,NEWYORK,NEWYORK 10005
TRUSTEES OFFICERS Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President Gary D. Black James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President James A. McNamara John M. Perlowski, Treasurer Mary Patterson McPherson Howard B. Surloff, Secretary Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke
GOLDMAN, SACHS & CO. GOLDMAN SACHS ASSET MANAGEMENT Distributor and Transfer Agent Investment Adviser
Visit our internet address: www.gs.com/funds
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money. Holdings listed are as of 12/31/02 and are not indicative of future holdings. The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investments in IPOs, which may have a magnified impact due to the Fund’s small asset base. As the Fund’s assets grow, it is probable that the effect of the Fund’s investment in IPOs on its total return may not be as significant. Of course, no assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. Withdrawals from the Fund are taxable. Since the Fund features tax-managed strategies, it may not be a suitable investment for IRAs or other tax-exempt or tax-deferred accounts. Potential investors are strongly encouraged to consult with their tax advisors to determine whether a tax-managed product is suitable for their investment portfolio. CORESM is a service mark of Goldman, Sachs & Co. Goldman, Sachs & Co. is the distributor of the Fund.
Copyright 2003 Goldman, Sachs & Co. All rights reserved. Date of first use: March 1, 2003 03-301 / CORETXAR / 5.5K/ 3-03